SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 _________

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 31, 1997


                     Wherehouse Dissolution Co.
         (Exact name of registrant as specified in its charter)


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
  Delaware                  1-8281                95-2647555

(State or other             (Commission          IRS Employer
jurisdiction of             File Number)     Identification No.)
incorporation)

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19701 Hamilton Avenue
Torrance, California                              90502-1334

(Address of principal executive offices)          (Zip Code)



Registrant's telephone number including area code: (310) 538-2314


               Wherehouse Entertainment, Inc.
(Former name or former address, if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          A change in control of the registrant occurred on January 31, 1997 by way of a transfer of assets to a successor of the registrant which will be controlled by persons not currently controlling the registrant. The registrant and its parent company, WEI Holdings, Inc. ("Holdings"; and, together with the registrant, the "Debtors") are debtors and debtors-in-possession (collectively, the "Debtors"), in Case No. 95-911 (HSB) (Jointly Administered) (the "Bankruptcy Case") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors' plan of reorganization, entitled the "Debtors' First Amended Chapter 11 Plan, as Revised for Technical Corrections dated October 4, 1996 and Supplemental Amendments on December 2, 1996 and December 13, 1996" (the "Plan"), was confirmed by an order of the Bankruptcy Court entered on January 7, 1997 entitled "Findings of Fact, Conclusions of Law and Order Confirming Debtors' First Amended Chapter 11 Plan Under Chapter 11 of the Bankruptcy Code" (the "Confirmation Order"). The effective date of the Plan occurred on January 31, 1997.

          The entry of the Confirmation Order and the material features of the Plan are discussed in more detail in the Current Report on Form 8-K filed by the registrant with the Securities and Exchange Commission (the "Commission") on January 22, 1997 (the "Prior 8-K") which is incorporated herein by reference. The Confirmation Order is incorporated herein by reference to Exhibit
3.1 of the Prior 8-K. The Plan is incorporated herein by reference to Exhibit A of Exhibit 3.1 to the Prior 8-K.

          Pursuant to the Plan, substantially all the assets of the Debtors were transferred to WEI Acquisition Co., a corporation (the "Successor") incorporated under the laws of the State of Delaware on November 15, 1996, for the purpose of acquiring the assets of the Debtors. In exchange for the assets of the Debtors, the Successor has issued and will continue to issue shares of its common stock, par value $0.01 per share (the "Common Stock"). The Successor has also issued three tranches of warrants (collectively, the "Warrants") to purchase an aggregate of 776,000 shares of Common Stock pursuant to a Tranche A Warrant Agreement, a Tranche B Warrant Agreement and a Tranche C Warrant Agreement, as described in the Prior 8-K.

          In an order dated January 30, 1997 entitled
"Stipulation and Order Authorizing Name Changes in Furtherance of Implementation of Debtors' First Amended Chapter 11 Plan" (the "Name Change Order") the Bankruptcy Court (i) authorized the registrant to file with the Delaware Secretary of State an amendment to its Certificate of Incorporation whereby the name of the registrant would be changed to "Wherehouse Dissolution Co." and (ii) authorized the Successor to file with the Delaware Secretary of State an amendment to its Certificate of Incorporation whereby the name of the Successor would be changed to "Wherehouse Entertainment, Inc." The Name Change Order is incorporated herein by reference to Exhibit 1.1 hereto. On January 31, 1997, the registrant filed an amendment to its Certificate of Incorporation whereby the registrant changed its name to "Wherehouse Dissolution Co.," and the Successor filed an amendment to its Certificate of Incorporation whereby the Successor changed its name to "Wherehouse Entertainment, Inc." The amendment to the registrant's Certificate of Incorporation is incorporated herein by reference to Exhibit 1.2 hereto. The amendment to the Successor's Certificate of Incorporation is incorporated herein by reference to Exhibit 1.3 hereto.

          Prior to the Succession, all of the capital stock of Wherehouse was held by Holdings. The capital stock of Holdings was held by the persons and in the amounts set forth in item 12 of the registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 1996 filed with the Commission on May 15, 1996, which Section 12 is incorporated herein by reference.

          Pursuant to the Plan, the Debtors entered into an Asset Purchase Agreement with the Successor dated as of January 31, 1997 (the "Purchase Agreement"), under which the Successor acquired substantially all of the assets of the Debtors (the "Acquisition"). The Purchase Agreement is incorporated herein by reference to Exhibit 1.4 hereto. The closing of the Acquisition (the "Closing") occurred on January 31, 1997, the date on which the Plan became effective.

          Pursuant to the Plan, the distributions of the Successor's Common Stock described in Item 3 of the Prior 8-K were and will be made to the creditors of the Debtors in respect of the bankruptcy claims held by such creditors. No distributions of the Common Stock were made in exchange for, or otherwise in respect of, the capital stock of the Debtors and all such capital stock were cancelled.

          As a result of the distributions made pursuant to the Plan as described in Item 3 of the Prior 8-K, the following persons, who were the holders of the senior lender claims or their affiliates in the Bankruptcy Case, acquired at the Closing shares of the Successor's Common Stock as follows. Cerberus Partners, L.P. ("Cerberus") acquired 5,712,558 shares of Common Stock, representing approximately 62.38% of the shares of Common Stock issued under the Plan at the Closing, prior to dilution for the A&M Securities (as defined below) and the Warrants. Pequod Investments, L.P. acquired 82,421 shares of Common Stock, representing approximately 0.90% of the shares of Common Stock issued under the Plan at the Closing, prior to dilution for the A&M Securities and the Warrants. Amroc Investments, Inc. acquired 100,480 shares of Common Stock, representing approximately 1.10% of the shares of Common Stock issued under the Plan at the Closing, prior to dilution for the A&M Securities and the Warrants. Seneca Capital, L.P., acquired 602,879 shares of Common Stock, representing approximately 6.58% of the shares of Common Stock issued under the Plan at the Closing, prior to dilution for the A&M Securities and the Warrants. Loeb Partners Corp., acquired 124,896 shares of Common Stock, representing approximately 1.36% of the shares of Common Stock issued under the Plan at the Closing, prior to dilution for the A&M Securities and the Warrants. Credit Suisse First Boston Corp., an affiliate of CS First Boston Securities Corporation, acquired 2,041,246 shares of Common Stock, representing approximately 22.29% of the shares of Common Stock issued under the Plan at the Closing, prior to dilution for the A&M Securities and the Warrants. BankAmerica Investment Corp., an affiliate of Bank of America, Illinois, acquired 493,328 shares of Common Stock, representing approximately 5.39% of the shares of Common Stock issued under the Plan at the Closing, prior to dilution for the A&M Securities and the Warrants. A total of 9,157,808 shares of Common Stock were issued at the Closing to the holders of the senior lender claims and/or their affiliates. Additional shares of Common Stock will be issued to the holders of the senior lender claims and to holders of certain unsecured claims as unsecured claims become allowed in the Bankruptcy Case, as described in Item 3 of the Prior 8-K.

          Under the Plan, the bankruptcy claims against the Debtors held by the holders of the senior lender claims were canceled as of the Closing in exchange for cash and the shares of Common Stock issued as described above. Accordingly, the amount of the consideration paid by the holders of the senior lender claims for the shares of Common Stock acquired by them and/or their affiliates, and the source of such consideration, was the cancellation of the claims held by them.

          The Successor also entered into a Management Services Agreement effective as of January 31, 1997 (the "Management Services Agreement") with Alvarez & Marsal, Inc., a New York corporation ("A&M"), Cerberus, Antonio C. Alvarez II and A&M Investment Associates #3, LLC, a Delaware limited liability company and an affiliate of A&M (the "A&M Affiliate"). The Management Services Agreement is incorporated herein by reference to Exhibit 1.5 hereto. Pursuant to the Management Services Agreement and a Stock Subscription Agreement dated as of January 31, 1997 (the "Stock Subscription Agreement"), the Successor agreed to sell, and the A&M Affiliate agreed to buy at a purchase price of $6,340,000 ($1,000,000 in cash from the A&M Affiliate's funds, plus a secured recourse promissory note in the principal amount of $335,000 and a secured non-recourse promissory note in the amount of $5,005,000), 1,100,000 shares of the Successor's Common Stock, (the "A&M Shares") which may be adjusted upward or downward to represent 10% of the sum of (i) the shares of Common Stock ultimately issued under the Plan plus (ii) the number of shares of Common Stock issued to the A&M Affiliate. The secured recourse promissory note is incorporated herein by reference to
Exhibit 1.6 hereto. The secured non-recourse promissory note is incorporated herein by reference to Exhibit 1.7 hereto. The Pledge Agreement entered into in respect of the secured recourse promissory note and the secured non-recourse promissory note is incorporated herein by reference to Exhibit 1.8 hereto. The Stock Subscription Agreement is incorporated herein by reference to Exhibit 1.9 hereto.

          In addition, the Successor and the A&M Affiliate entered into a Non-Transferrable Stock Option Agreement dated as of January 31, 1997 (the "Stock Option Agreement"), pursuant to which the Successor issued to the A&M Affiliate three tranches of options to purchase shares of Common Stock (the "A&M Options"; and, together with the A&M Shares, the "A&M Securities") representing in the aggregate the right to purchase an additional 10% of the shares of Common Stock and the Warrants issued at the Closing under the Plan. The first tranche of options represents the right to purchase 331,127 shares of Common Stock at an exercise price of $9.56. The second tranche of options represents the right to purchase 331,127 shares of Common Stock at an exercise price of $11.58. The third tranche of options represents the right to purchase 331,126 shares of Common Stock at an exercise price of $14.10. The A&M Options vest monthly in equal installments through October 31, 1998 and all unexercised A&M Options expire on January 31, 2003, subject to prior vesting or termination as set forth in the Management Services Agreement and as described in Item 5 below. The A&M Options are entitled to certain anti-dilution provisions as set forth in the Stock Option Agreement. The Stock Option Agreement is incorporated herein by reference to Exhibit 1.10 hereto.

          Pursuant to the Plan, the Board of Directors of the Successor will consist of the following persons:

          Antonio C. Alvarez II         Chairman of the Board and
                                        Chief Executive Officer

          Bruce Ogilvie                 Director

          Joe Smith                     Director

          Robert C. Davenport           Director

          Jonathan Gallen               Director


          There are no arrangements known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may, at a subsequent date, result in a change in control of the registrant other than as described above in this Item 1.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          As described in Item 1 above, the Debtors transferred substantially all of their tangible and intangible assets (which related principally to its retail music distribution business and related activities) to the Successor as of the Closing. Such assets included fee title to a store located in Tucson, Arizona. The Successor intends to use the assets acquired from the Debtors to continue the business of the Debtors.

          The consideration given for such assets by the Successor was the issuance of the Successor's Common Stock and the Warrants to the creditors of the Debtors as described in Item 1 above and in the Prior 8-K, and the assumption of certain liabilities and obligations. As described in Item 1 above, the Successor was formed for the purpose of acquiring substantially all the assets of the Debtors in exchange for the issuance of its Common Stock and the Warrants and the assumption of the liabilities and obligations of the Debtors as provided in the Plan.

ITEM 5 - OTHER EVENTS

          As referenced in Item 1 above, the Management Services
Agreement became effective as of the Closing.

          Upon the consummation of the Acquisition, the Successor entered into a Loan and Security Agreement dated as of January 31, 1997 (the "Loan and Security Agreement") with
Congress Financial Corporation (Western).  The Loan and Security
Agreement is incorporated herein by reference to Exhibit 1.15 hereto.

          The Successor also entered into Security Agreement dated as of January 31, 1997 (the "Trade Security Agreement") with the trade creditors named therein (the "Trade Creditors") and United States Trust Company of New York, as the collateral agent for the Trade Creditors (the "Collateral Agent"). The Trade Security Agreement is incorporated herein by reference to
Exhibit 1.16 hereto.

          The Successor also entered into an Intercreditor and Collateral Agency Agreement dated as of January 31, 1997 (the "Trade Collateral Agent Agreement") with the Trade Creditors and the Collateral Agent. The Trade Collateral Agent Agreement is incorporated herein by reference to Exhibit 1.17 hereto.

          The Successor also entered into an Intercreditor and Subordination Agreement dated as of January 31, 1997 (the
"Intercreditor Agreement") with Congress, the Trade Creditors and the Collateral Agent. The Intercreditor Agreement is incorporated herein by reference to Exhibit 1.18 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

          (a) The audited historical financial statements of the Debtors, which are the businesses being acquired, for the fiscal year ended January 31, 1996, are incorporated herein by reference to the registrant's Annual Report on Form 10-K filed with the Commission on May 15, 1996.

          The unaudited financial statements of the Debtors for the period ended October 31, 1996 are incorporated herein by reference to the registrant's Quarterly Report on Form 10-Q filed with the Commission on December 20, 1996.

          (b) It is impracticable to file at this time unaudited pro forma information of the Successor, as adjusted to give effect to the Acquisition. The registrant anticipates that such pro forma information will be filed prior to February 28, 1997.

          (c)  EXHIBITS

          The following exhibits are incorporated by reference into this Current Report.

     Exhibit
     Number

     99.1 Findings of Fact, Conclusions of Law and Order
          Confirming Debtors' First Amended Chapter 11 Plan Under
          Chapter 11 of the Bankruptcy Code (filed as Exhibit 3.1 of the Prior 8-K and incorporated herein by reference).

     99.2 Debtors' First Amended Chapter 11 Plan, as Revised for
          Technical Corrections dated October 4, 1996 and
          Supplemental Amendments on December 2, 1996 and
          December 13, 1996 (filed as Exhibits A, B and C of
          Exhibit 3.1 of the Prior 8-K and incorporated herein by reference).

     1.1  Stipulation and Order Authorizing Name Changes in
          Furtherance of Implementation of Debtors' First Amended
          Chapter 11 Plan.

     1.2  Certificate of Amendment to Certificate of
          Incorporation of Wherehouse Entertainment, Inc. filed with the Delaware Secretary of State on January 31,
          1997.

     1.3  Certificate of Amendment to Certificate of
          Incorporation of WEI Acquisition Co. filed with the Delaware Secretary of State on January 31, 1997.

     1.4 Asset Purchase Agreement dated as of January 31, 1997 among Wherehouse Entertainment, Inc., WEI Holdings,
          Inc. and WEI Acquisition Co., together with the following Exhibits thereto:

          Exhibit A   -- Form of Bill of Sale
          Exhibit B   -- Form of Trademarks Assignment
          Exhibit C   -- Form of Patents Assignment
          Exhibit D-1 -- Form of Tranche A Warrant Agreement Exhibit D-2 -- Form of Tranche B Warrant Agreement Exhibit D-3 -- Form of Tranche C Warrant Agreement
          Exhibit E   -- Form of Liquidation Agent Agreement
          Exhibit F   -- Form of Assumption Agreement
          Exhibit G   -- Form of Employee Benefits Assignment and
                         Assumption Agreement

     1.5 Management Services Agreement dated as of January 31, 1997 among WEI Acquisition Co., Alvarez & Marsal, Inc., Antonio C. Alvarez II, A&M Investment Associates #3, LLC, Cerberus Partners, L.P. and the Support Employees, together with Exhibits C and I thereto. Conformed copies of executed versions of the Exhibits A, B, D, E, F, G and H to the Management Services Agreement are attached as Exhibits 1.11, 1.9, 1.6, 1.7, 1.8, 1.12, and 1.10 hereto, respectively.

     1.6 Secured Recourse Promissory Note made January 31, 1997 by A&M Investment Associates #3, LLC in favor of WEI
          Acquisition Co. in the principal amount of $335,000.

     1.7  Secured Non-Recourse Promissory Note made January 31,
          1997 by A&M Investment Associates #3, LLC in favor of
          WEI Acquisition Co. in the principal amount of $5,005,000.

     1.8 Stock Pledge Agreement dated as of January 31, 1997 between A&M Investment Associates #3, LLC and WEI
          Acquisition Co.

     1.9  Stock Subscription Agreement dated as of January 31,
          1997 between WEI Acquisition Co and A&M Investment
          Associates #3, LLC.

     1.10 Non-Transferrable Stock Option Agreement dated as of
          January 31, 1997 between A&M Investment Associates #3,
          LLC and WEI Acquisition Co.

     1.11 Letter agreement dated as of January 31, 1997 between WEI Acquisition Co. and Cerberus Partners, L.P.

     1.12 Registration Rights Agreement dated as of January 31,
          1997 between A&M Investment Associates #3, LLC and WEI
          Acquisition Co.

     1.13 Letter agreement dated as of October 14, 1996 among Cerberus Partners, L.P., CS First Boston Securities
          Corporation and Bank of America, Illinois.

     1.14 Registration Rights Agreement dated as of January 31,
          1997 among Cerberus Partners, L.P., CS First Boston
          Securities Corporation and Bank of America, Illinois.

     1.15 Loan and Security Agreement dated as of January 31,
          1997 between WEI Acquisition Co. and Congress Financial
          Corporation (Western).

     1.16 Security Agreement dated as of January 31, 1997 between
          WEI Acquisition Co. and United States Trust Company of
          New York, as Collateral Agent; together with:

          Exhibit A      --   Form of Agreement Regarding
                              Additional Trade Creditor

     1.17 Intercreditor and Collateral Agency Agreement dated as of January 31, 1997 among WEI Acquisition Co., the Trade Creditors named therein and United States Trust Company of New York, as Collateral Agent; together with:

          Exhibit A      --   Form of Agreement Regarding
                              Additional Trade Creditor

     1.18 Intercreditor and Subordination Agreement dated as of January 31, 1997 among the Trade Creditors named therein, United States Trust Company of New York, as Collateral Agent for the Trade Creditors and Congress Financial Corporation (Western); together with:

          Exhibit A      --   Description of Trade Collateral
          Exhibit B      --   Form of Agreement Regarding
                              Additional Trade Creditor

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                      WHEREHOUSE DISSOLUTION CO.
                                             (Registrant)

Date: February 11, 1997            By    /s/  Eliot Cobb
                                        -----------------------------
                                             (Signature)
                                   Name:  Eliot Cobb
                                          Treasurer and Assistant
                                          Secretary


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